SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2004

NUI Corporation.
(Exact name of registrant as specified in its charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-16385
(Commission File Number)

22-3708029
(I.R.S. Employer Identification Number)

550 Route 202-206, PO Box 760
Bedminster,  New Jersey 07921
(Address and zip code of principal executive offices)

(908) 781-0500
(Registrant's telephone number, including area code)

Item 5.  Other Events

On April 14, 2004, NUI Corporation (the "Company") announced that it had reach a settlement with the New Jersey Board of Public Utilities ("NJBPU") regarding all issues related to the focused audit of the Company, NUI Utilities, Inc. ("NUI Utilities") and Elizabethtown Gas .  In addition, the Company announced that the NJBPU has approved NUI Utilities' selection of Cinergy Marketing & Trading, LP through a competitive bidding process to procure all of NUI Utilities' gas requirements from April 1, 2004, through March 31, 2005.  The press release is filed herewith as Exhibit 99.1 and a copy of the settlement agreement is filed herewith as Exhibit 99.2.

Item 7.  Financial Statements and Exhibits

(c)        Exhibits

The following exhibits are filed herewith:

Exhibit No.         Description of Exhibit

99.1                   Press Release dated April 14, 2004, with respect to NJBPU
                          settlement and new gas procurement contract

99.2                  Stipulation and Agreement with NJBPU

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report  to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            NUI CORPORATION.

                                                            By: /S/ Craig G. Matthews
                                                            Name: Craig G. Matthews
                                                            Title:   President & CEO

Dated: April 16, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 14, 2004, with respect to NJBPU settlement and new gas procurement contract
99.2	Stipulation and Agreement with NJBPU